Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:           BMW VEHICLE OWNER TRUST 2004-A             Period #
                             ------------------------------
26-Jun-06                                                                     25

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
Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Initial        Period End
   Receivables                                                         $1,500,120,934      $449,470,465
   Reserve Account                                                         $9,683,915        $7,815,776
   Yield Supplement Overcollateralization                                 $10,287,158        $2,853,902
   Class A-1 Notes                                                       $313,000,000                $0
   Class A-2 Notes                                                       $417,000,000                $0
   Class A-3 Notes                                                       $470,000,000      $156,782,787
   Class A-4 Notes                                                       $256,312,000      $256,312,000
   Class B Notes                                                          $33,521,000       $33,521,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Receivables Outstanding                                     $480,071,686
   Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                                 $19,066,905
          Receipts of Pre-Paid Principal                                  $10,914,055
          Liquidation Proceeds                                               $332,809
          Principal Balance Allocable to Gross Charge-offs                   $287,453
       Total Receipts of Principal                                        $30,601,221

       Interest Distribution Amount
          Receipts of Interest                                             $1,845,075
          Servicer Advances                                                        $0
          Reimbursement of Previous Servicer Advances                        ($97,101)
          Accrued Interest on Purchased Receivables                                $0
          Recoveries                                                          $18,094
          Net Investment Earnings                                             $32,852
       Total Receipts of Interest                                          $1,798,920

       Release from Reserve Account                                                $0

   Total Distribution Amount                                              $32,112,689

   Ending Receivables Outstanding                                        $449,470,465

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Unreimbursed Previous Servicer Advance                   $561,576
   Current Period Servicer Advance                                                 $0
   Current Reimbursement of Previous Servicer Advance                        ($97,101)
   Ending Period Unreimbursed Previous Servicer Advances                     $464,475

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

   Deposits to Collection Account                                         $32,112,689
   Withdrawals from Collection Account
       Servicing Fees                                                        $400,060
       Class A Noteholder Interest Distribution                            $1,125,592
       First Priority Principal Distribution                                       $0
       Class B Noteholder Interest Distribution                               $98,328
       Regular Principal Distribution                                     $30,391,354
       Reserve Account Deposit                                                     $0
       Unpaid Trustee Fees                                                         $0
       Excess Funds Released to Depositor                                     $97,354
   Total Distributions from Collection Account                            $32,112,689

Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:           BMW VEHICLE OWNER TRUST 2004-A             Period #
                             ------------------------------
26-Jun-06                                                                     25

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
       Release from Reserve Account                                          $531,849
       Release from Collection Account                                        $97,354
   Total Excess Funds Released to the Depositor                              $629,203

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

   Amount Deposited from the Collection Account                           $31,615,275
   Amount Deposited from the Reserve Account                                       $0
   Amount Paid to Noteholders                                             $31,615,275

Distributions
------------------------------------------------------------------------------------------------------------------------------------


   Monthly Principal Distributable Amount                             Current Payment    Ending Balance      Per $1,000      Factor
   Class A-1 Notes                                                                 $0                $0           $0.00       0.00%
   Class A-2 Notes                                                                 $0                $0           $0.00       0.00%
   Class A-3 Notes                                                        $30,391,354      $156,782,787          $64.66      33.36%
   Class A-4 Notes                                                                 $0      $256,312,000           $0.00     100.00%
   Class B Notes                                                                   $0       $33,521,000           $0.00     100.00%

   Interest Distributable Amount                                      Current Payment        Per $1,000
   Class A-1 Notes                                                                 $0             $0.00
   Class A-2 Notes                                                                 $0             $0.00
   Class A-3 Notes                                                           $416,462             $0.89
   Class A-4 Notes                                                           $709,130             $2.77
   Class B Notes                                                              $98,328             $2.93


Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                                Prior Period Carryover  Current Payment      Per $1,000
   Class A-1 Interest Carryover Shortfall                                          $0                $0              $0
   Class A-2 Interest Carryover Shortfall                                          $0                $0              $0
   Class A-3 Interest Carryover Shortfall                                          $0                $0              $0
   Class A-4 Interest Carryover Shortfall                                          $0                $0              $0
   Class B Interest Carryover Shortfall                                            $0                $0              $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Beginning Period     Ending Period
   Number of Contracts                                                         37,557            36,361
   Weighted Average Remaining Term                                              27.95             27.02
   Weighted Average Annual Percentage Rate                                      4.62%             4.62%

   Delinquencies Aging Profile End of Period                            Dollar Amount        Percentage
       Current                                                           $400,228,193            89.04%
       1-29 days                                                          $39,632,246             8.82%
       30-59 days                                                          $7,421,939             1.65%
       60-89 days                                                          $1,162,659             0.26%
       90-119 days                                                           $216,985             0.05%
       120-149 days                                                          $808,444             0.18%
       Total                                                             $449,470,465           100.00%
       Delinquent Receivables +30 days past due                            $9,610,026             2.14%


                                       2

Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:           BMW VEHICLE OWNER TRUST 2004-A             Period #
                             ------------------------------
26-Jun-06                                                                     25

   Write-offs
       Gross Principal Write-Offs for Current Period                         $287,453
       Recoveries for Current Period                                          $18,094
       Net Write-Offs for Current Period                                     $269,359

       Cumulative Realized Losses                                          $5,679,609


   Repossessions                                                        Dollar Amount             Units
       Beginning Period Repossessed Receivables Balance                    $1,101,907                63
       Ending Period Repossessed Receivables Balance                         $945,163                53
       Principal Balance of 90+ Day Repossessed Vehicles                      $76,995                 7



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                                        $3,063,769
   Beginning Period Amount                                                 $3,063,769
   Ending Period Required Amount                                           $2,853,902
   Current Period Release                                                    $209,867
   Ending Period Amount                                                    $2,853,902
   Next Distribution Date Required Amount                                  $2,651,634

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                                        $8,347,625
   Beginning Period Amount                                                 $8,347,625
   Net Investment Earnings                                                    $32,852
   Current Period Deposit                                                          $0
   Current Period Release to Collection Account                                    $0
   Current Period Release to Depositor                                       $531,849
   Ending Period Required Amount                                           $7,815,776
   Ending Period Amount                                                    $7,815,776



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